July 13, 2006

FOUNDERS DISCOVERY PORTFOLIO (A SERIES OF DREYFUS INVESTMENT PORTFOLIOS)

Supplement to Prospectus dated May 1, 2006

The following information supplements and supersedes any contrary information contained in the “Goal/Approach” section of the portfolio’s Prospectus under the caption “Concepts to understand,” effective on or about August 1, 2006:

Small companies: generally, new and often entrepreneurial companies. These companies, at the time of purchase, generally have market capitalizations equal to or less than the market capitalization of the largest company included in the Russell 2000® Growth Index, the portfolio’s benchmark index. The portfolio may continue to hold the securities of companies as their market capitalizations grow. Small companies can, if successful, grow faster than large-cap companies, but frequently are more volatile, are more vulnerable to major setbacks, and fail more often than large companies.

The following information supplements and supersedes any contrary information contained in the “Management” section of the portfolio’s Prospectus under the caption “Investment advisers,” effective on or about August 1, 2006:

The portfolio’s primary portfolio manager is B. Randall Watts, Jr. Mr. Watts, a Chartered Financial Analyst, has been the primary portfolio manager of the portfolio since August 2006. He is a portfolio manager at The Boston Company Asset Management, LLC (“TBCAM”), an affiliate of Founders and Dreyfus, where he has been employed since 2001. For ten years prior to joining TBCAM, Mr. Watts was a director and portfolio manager with Westfield Capital Management. He also has been employed by Founders since August 2006.